Exhibit 10.16

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (the "Purchase Agreement") is entered into this 8th day of December, 2005, by and between Ridgefield Acquisition Corp., a Delaware corporation having an address at 100 Mill Plain Road, Danbury, Connecticut 06811 (hereinafter referred to as the "Company") and RAM Capital Management Trust I, a trust organized and existing under the laws of the State of Florida, having an address at 5700 Whit Hickory Circle, Tamarac, Florida 33319 (hereinafter referred to as the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Company is publicly traded company with no current operations except for seeking out and identifying prospective target companies for a merger, acquisition, business combination, and/or similar transaction.

         WHEREAS, the Purchaser desires to purchase 100,000 shares of the Company's common stock, par value $.10 (the "Shares") and the Company is willing to sell, transfer and convey to Purchaser the Shares subject to the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, including the representations, warranties and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE 1

                        ISSUANCE AND SALE OF COMMON STOCK

         1.1 Issuance and Sale of the Shares. Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties and covenants herein contained, effective at the Closing (as hereinafter defined) the Company hereby agrees to sell, convey and deliver to the Purchaser 100,000 shares of the Company's common stock, par value $.10 (the "Shares); and the Purchaser hereby purchases, acquires and accepts the Shares from the Company, in exchange for the Purchaser's payment of the Purchase Price (as hereinafter defined) to the Company.

         1.2 Purchase Price. The purchase price (the "Purchase Price") for the Shares is $1.65 per share or an aggregate purchase price of $165,000.00. The Purchase Price is payable to the Company at the Closing (as hereinafter defined) in cash, bank check or at the Company's discretion other acceptable funds.

         1.3 Legend. The certificates representing the Shares sold, conveyed and delivered to the Purchaser pursuant to this Agreement shall be imprinted with a restrictive legend in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO RIDGEFIELD ACQUISITION CORP. THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         In order to induce Purchaser to enter into this Agreement and purchase the Shares, the Company makes the following representations and warranties to Purchaser, which representations and warranties shall be true and correct as of the Closing:

         2.1 Authority to Perform and Execute; Binding Nature. The Company has all requisite right, power and authority and full legal capacity to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including without limitation all laws relating to fraudulent transfers), moratorium, restructuring or similar laws affecting creditors' rights and remedies generally, and general principles of equity that restrict the availability of equitable remedies.

         2.2 No Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement will not conflict with, or constitute or result in a breach, default or violation of (i) to the Company's knowledge any law, ordinance, regulation or rule applicable to the Company; (ii) any order, judgment, injunction or other decree by which the Company is bound; or (iii) any written or oral contract, agreement, or commitment to which the Company is a party; nor will such execution, delivery and performance result in the creation of any lien or encumbrance upon the Shares, except in the ordinary course of business and/or pursuant to this Agreement.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         In order to induce the Company to enter into this Agreement and sell the Shares, Purchaser makes the following representations and warranties to the Company, which representations and warranties shall be true and correct as of the Closing:

         3.1 Requisite Power and Authority. Purchaser has all requisite right, power and authority and full legal capacity to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against the Purchaser in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including without limitation all laws relating to fraudulent transfers), moratorium, restructuring or similar laws affecting creditors' rights and remedies generally.

         3.2 Investment Representations. Purchaser understands that the Shares have not been registered under the Securities Act of 1933 (the "Securities Act"). Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement. Purchaser hereby represents as follows:

         a. Purchaser Bears Economic Risk. Purchaser acknowledges that it has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and that it has the capacity to protect its own interests. Purchaser understands that it must bear the economic risk of its investment indefinitely unless the Shares are registered pursuant to the Securities Act or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

         b. Acquisition for Own Account. Purchaser is acquiring the Shares for it own account for investment purposes only and not with a view towards further distribution.

         c. Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D promulgated under the Securities Act

         d. Company Information. Purchaser acknowledges that the Company files annual reports on Form 10-KSB and quarterly reports of Form 10-QSB with the U.S. Securities and Exchange Commission (the "SEC Reports"). Purchaser further acknowledges that the SEC Reports are available on request from the Company or on the Internet at http://www.sec.gov. and that you have reviewed the SEC Reports independently and with your advisors to the extent you deem such review appropriate. Purchaser has conducted its own investigation with respect to making its decision to purchase the Shares. Purchaser has had the opportunity to receive and review information about the Company concerning its assets, business operations, management, and financial condition, and other information which the Purchaser may consider to be relevant to its decision whether to purchase the Shares. Additionally, Purchaser represents that it has had the opportunity to ask questions and receive answers from the Company and its management concerning the business and financial affairs of the Company and the Purchaser desires no additional information with respect to the Company and/or its investment in the Shares.

         e. Restricted Securities. Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are registered pursuant to the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which permits limited resale of shares purchased in a private offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party had purchased and paid for the security to be sold, the sale being through an unsolicited broker's transaction or in transactions directly with a market maker and the aggregate number of shares sold in any three month period not exceeding specified limitations.

         f. Residence. The office of Purchaser in which its investment decision was made is located in the State of Florida at the address of the Purchaser set forth above.

         3.3 No Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement will not conflict with, or constitute or result in a breach, default or violation of (i) to the Purchaser's knowledge any law, ordinance, regulation or rule applicable to the Purchaser; (ii) any order, judgment, injunction or other decree by which the Purchaser is bound; or (iii) any written or oral contract, agreement, or commitment to which the Purchaser is a party.

                                    ARTICLE 4

                                CERTAIN COVENANTS

         4.1 Transfer of Shares. the Company shall take any and all actions reasonably necessary to deliver and transfer in accordance with the terms of this Agreement, possession of the Shares to Purchaser, free and clear of all liens.

         4.2 Parties' Covenants. The Parties hereto covenant and agree that, at all times from and after the date hereof, they will comply with all covenants and provisions of this Agreement.


                                    ARTICLE 5

                            CONDITIONS TO THE CLOSING

         5.1 Conditions to the Obligations of Purchaser at the Closing. The obligations of Purchaser at the Closing are subject to the fulfillment or waiver by Purchaser, prior to or at the Closing, of the following conditions:

                  a. Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects.

                  b. Performance. the Company shall have performed and complied with all of their obligations under this Agreement.

                  c. Consents and Waivers. The Company shall have obtained any and all consents, permits and waivers, approvals or authorizations of all third parties and governmental authorities required in connection with the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

                  d. No Order. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.

         5.2 Conditions to the Obligations of the Company at the Closing. The obligations of the Company at the Closing are subject to the fulfillment or waiver in writing by the Company prior to or at the Closing, of the following conditions:

                  a. Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects.

                  b. Performance. Purchaser shall have performed and complied with all of its obligations under this Agreement.

                  c. No Order. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.


                                    ARTICLE 6

                                     CLOSING

         6 Closing. The Closing of the purchase and sale of the Shares as set forth herein (the "Closing") shall occur on December __, 2005. At the Closing:

         (i) the Purchaser shall deliver the Purchase Price for the Shares to the Company; and

         (ii) the Company shall sell, convey, and transfer the Shares to the Purchaser, and thereafter cause its transfer agent to deliver the Shares to the Purchaser.

                                    ARTICLE 7

                                  MISCELLANEOUS

         7.1 Severability. In case one or more of the provisions contained in this Agreement shall be deemed to be invalid, illegal, unenforceable or enforceable only with limitations, in any respect, the validity, legality and full enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. If any provision of this Agreement shall be or shall be deemed to be legal, valid or enforceable only with limitations under the applicable laws and regulations of one jurisdiction, such provisions shall be so limited in that jurisdiction but shall not thereby be limited in any other jurisdiction.

         7.2 Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by FedEx mail or similar overnight delivery, postage prepaid, to the parties at the addresses set forth above. Or to such other address as a party hereto may designate by notice given to the other parties hereto pursuant to this paragraph. Any notice so addressed and mailed shall be deemed to be given when so mailed. Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

         7.3 Survival of Representations. Each representation, warranty, covenant and agreement of the parties hereto herein contained shall survive until the first anniversary of the Closing, notwithstanding any investigation at any time made by or on behalf of any party hereto.

         7.4 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the purchase and sale of the Shares, and supersedes all prior understandings, arrangements and agreements with respect to the subject matter hereof. No modification hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

         7.5 Further Action. Each of the parties hereto shall use such party's best efforts to take such actions as may reasonably be necessary or reasonably requested by the other party hereto to carry out and consummate the transactions contemplated by this Agreement.

         7.6 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such jurisdiction.

         7.8 Captions. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

         7.9 Brokerage. Each party hereto shall indemnify and hold harmless each other party against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by the indemnifying party with any third party.

         7.10 Fees and Expenses. Whether or not this Agreement and the transactions contemplated hereby are consummated, and except as otherwise expressly set forth herein, all costs and expenses (including legal and financial advisory fees and expenses) incurred in connection with, or in anticipation of, this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses.

         7.11 Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered (which deliveries may be by telephonic facsimile) by the parties.


         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of date first above written.


                          Ridgefield Acquisition Corp.


                          By: /s/ Steven N. Bronson
                              ---------------------------------
                              Name: Steven N. Bronson
                              Title: President



                          RAM Capital Management Trust I


                          By: /s/ Eugene Oshinsky
                              ---------------------------------
                              Name: Eugene Oshinsky
                              Title: Trustee